Fair Value Measurements - Redeemable Convertible Series E preferred forward contract liability (Details) - Redeemable Series E Convertible Preferred Stock - Valuation Technique, Discounted Cash Flow - Level 3
Sep. 10, 2020 USD ($) $ / shares
Derivative Assets (Liabilities), at Fair Value, Net | $	$ 21,688
Share Price | $ / shares	$ 9.17